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                          UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                          F O R M  8-K

                         CURRENT REPORT



                Pursuant to Section 13 or 15(d) of
                the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) July 23, 1998


                           BANKERS TRUST CORPORATION
     (Exact name of registrant as specified in its charter)



                               NEW YORK
         (State or other jurisdiction of incorporation)



        1-5920                         13-6180473
 (Commission file number)            (IRS employer identification no.)



    130 LIBERTY STREET, NEW YORK, NEW YORK           10006
   (Address of principal executive offices)        (Zip code)



Registrant's telephone number, including area code (212) 250-2500


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Item 5. Other Events

A)   On July 23, 1998, Bankers Trust Corporation (the
    "Registrant") released financial information with respect to the quarter ended June 30, 1998. This Current Report on Form 8-K files the Press Release which contains certain financial information to be incorporated into currently effective registration statements filed by the Registrant with the Securities and Exchange Commission under the Securities Act of 1933, as amended. Such financial information contained in the Registrant's Press Release dated July 23, 1998, is described below and is incorporated herein by reference.

       1. Review of certain financial information.

       2. The unaudited consolidated financial position of Bankers Trust Corporation and its subsidiaries at June 30, 1998, March 31, 1998 and June 30, 1997, the audited consolidated financial position at December 31, 1997 and its unaudited condensed consolidated results of operations for each of the three-month and six-month periods ended June 30, 1998, and June 30, 1997 and the three-month period ended March 31, 1998.

     In the opinion of the Registrant's management, all material adjustments necessary for a fair presentation of the Corporation's consolidated financial position at June 30, 1998, March 31, 1998, December 31, 1997 and June 30, 1997 and its condensed consolidated results of operations for the three-month and six-month periods ended June 30, 1998 and June 30, 1997 and the three-month period ended March 31, 1998 have been made. All such adjustments were of a normal recurring nature. The results of operations for the three-month and six-month periods ended June 30, 1998 and for the three-month period ended March 31, 1998 are not necessarily indicative of operations for the full year or any other interim period.

B) The following schedules were distributed at the analysts meeting held by the Corporation on July 23, 1998:

          - Preliminary Selected Asian Cross Border Exposures at
            June 30, 1998 is contained in Exhibit 99.2

          - Adjusted ROCE by Organizational Unit is contained in
            Exhibit 99.2




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Item 7. Financial Statements and Exhibits

     (c)  Exhibits

          (99.1) Earnings Press Release of the Registrant dated July 23, 1998.

          (99.2)    Preliminary Selected Asian Cross Border
                    Exposures at June 30, 1998

          (99.2)    Adjusted ROCE by Organizational Unit



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                           SIGNATURES




          Pursuant to the requirements of the Securities Exchange
          Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                              BANKERS TRUST CORPORATION



                         By   /s/ RONALD HASSEN
                                 RONALD HASSEN
                                 Senior Vice President




July 24, 1998


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                    BANKERS TRUST CORPORATION

                  FORM 8-K DATED JULY 23, 1998

                          EXHIBIT INDEX



Exhibit
Number                     Description of Exhibit

(99.1)              Earnings Press Release of the
                    Registrant dated July 23, 1998.

(99.2) Preliminary Selected Asian Cross Border Exposures at June 30, 1998

(99.2)              Adjusted ROCE by Organizational Unit